   As filed with the Securities and Exchange Commission on October 24, 2002.
                                            Registration Statement No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                          HOUSEHOLD INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                              --------------------

         DELAWARE                                               36-3121988
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)
                                2700 SANDERS ROAD
                        PROSPECT HEIGHTS, ILLINOIS 60070
                                  847-564-5000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                               PATRICK D. SCHWARTZ
                   GENERAL COUNSEL - TREASURY & CORPORATE LAW
                          HOUSEHOLD INTERNATIONAL, INC.
                                2700 SANDERS ROAD
                        PROSPECT HEIGHTS, ILLINOIS 60070
                                  847-564-6301
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                          Copies of communications to:

                                 SCOTT N. GIERKE
                             MCDERMOTT, WILL & EMERY
                             227 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60606
                                  312-984-7521

                              --------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

         If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-60510

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                      CALCULATION OF REGISTRATION FEE
========================================================================================================
                                                    PROPOSED             PROPOSED
                                                     MAXIMUM              MAXIMUM
    TITLE OF SHARES             AMOUNT              OFFERING             AGGREGATE            AMOUNT OF
         TO BE                   TO BE                PRICE              OFFERING           REGISTRATION
       REGISTERED             REGISTERED            PER SHARE              PRICE                 FEE
========================================================================================================
DEBT SECURITIES AND                 (1)                (1)              $25,180,378         $2,316.60
   WARRANTS TO PURCHASE
   DEBT SECURITIES
PREFERRED STOCK
   (WITHOUT PAR VALUE)
DEPOSITARY SHARES
COMMON STOCK ($1 PAR
   VALUE)
STOCK PURCHASE CONTRACTS
STOCK PURCHASE UNITS
PREFERRED SHARE
   PURCHASE RIGHTS
========================================================================================================

(1) Not applicable pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933.

                              --------------------
         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT.
================================================================================

                 -----------------------------------------------

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-60510) filed by Household International, Inc. (the "Company") with the Securities and Exchange Commission on May 9, 2001, as amended, which was declared effective on June 8, 2001, are incorporated herein by reference.

         The Company hereby certifies that it has sufficient funds with the Securities and Exchange Commission's bank account at the Mellon Bank in Pittsburgh, Pennsylvania to pay the filing fee of $2,316.60. The Company hereby certifies (i) that it will not use such funds for any other purpose and (ii) that it has sufficient funds in its account to pay the filing fee. These funds have been designated unrestricted and the Company agrees that it will confirm receipt of these instructions with the Securities and Exchange Commission on October 25, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Prospect Heights, State of Illinois on the 24th day of October, 2002.


                                        HOUSEHOLD INTERNATIONAL, INC.

                                        BY /s/ JOHN W. BLENKE
                                          --------------------------------------
                                          Vice President - Group General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on October 24, 2002.

Signature                                     Title
---------                                     -----

          *                                   Chairman, Chief Executive Officer
-------------------------------               and Director (Principal Executive
W.F. Aldinger                                 Officer)


          *                                   Director
------------------------------
R. J. Darnall


          *                                   Director
------------------------------
A.Disney


          *                                   Director
------------------------------
G.G. Dillon


          *                                   Director
------------------------------
J.A. Edwardson


          *                                   Director
------------------------------
J.D. Fishburn


          *                                   Director
------------------------------
C.F. Freidheim, Jr.


          *                                   Director
------------------------------
J.H. Gilliam, Jr.


          *                                   Director
------------------------------
L.E. Levy


          *                                   Director
------------------------------
G.A. Lorch


          *                                   Director
------------------------------
J.D. Nichols


          *                                   Director
------------------------------
J.B. Pitblado


          *                                   Director
------------------------------
L.M. Renda


          *                                   Director
------------------------------
S.J. Stewart

Signature                                    Title
---------                                    -----

/s/ D.A. SCHOENHOLZ                          President - Chief Operating Officer
------------------------------               (Principal Financial Officer)
D.A. Schoenholz


/s/ S.L. MCDONALD                            Senior Vice President - Chief
------------------------------               Accounting Officer
S.L. McDonald


*By: /s/ John W. Blenke
    --------------------------
    John W. Blenke
    Attorney-In-Fact

                                  EXHIBIT INDEX

     Exhibit
     Number                Description
     -------               ------------


       1.1*      Form of Underwriting Agreement.

       5 Opinion of Mr. Patrick D. Schwartz, General Counsel - Treasury & Corporate Law of Household International, Inc.

      23.1       Consent of KPMG LLP.

      23.3 Consent of Mr. Patrick D. Schwartz, General Counsel - Treasury & Corporate Law of Household International, Inc. (included in his opinion filed as Exhibit 5 hereto).

      24*        Power of Attorney.

----------------------


* Incorporated by reference to the Registration Statement on Form S-3 (Reg. No. 333-60510) of Household International, Inc.